UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2008
GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541
49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (406) 756-4200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement
     As described in its press release, dated November 13, 2008, and in its final prospectus supplement, dated November 13, 2008 and filed on November 14, 2008 (the “Prospectus”) with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), Glacier Bancorp, Inc. (the “Company”) entered into an underwriting agreement on November 13, 2008 (the “Underwriting Agreement”) with D.A. Davidson & Co. and Keefe, Bruyette & Woods, Inc. (the “Underwriters”) providing for the offer and sale in a firm commitment offering of 5,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), sold by the Company at a price to the public of $15.50 per share ($14.88 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Company has granted to the Underwriters a 30-day option to purchase up to an additional 825,000 shares of the Company’s Common Stock to cover over-allotments, if any.
     In the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure
     On November 13, 2008, the Company announced that the Company had priced a public offering of 5,500,000 shares. The Company has also granted the Underwriters a 30-day option to purchase up to an additional 825,000 shares to cover related over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.
     In accordance with General Instruction B.2. of Form 8-K, the information in Item 7.01 and the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements: None

(b)	Pro Forma Financial Information: None

(c)	Shell Company Transactions: None

(d)	Exhibits.

1.1	Underwriting Agreement, dated November 13, 2008, by and among Glacier Bancorp, Inc., D.A. Davidson & Co. and Keefe, Bruyette & Woods, Inc.

99.1	Press Release dated November 13, 2008 announcing the filing of a shelf registration statement and prospectus supplement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2008	GLACIER BANCORP, INC.
	By:	/s/ Ron J. Copher
Ron J. Copher
SVP and Chief Financial Officer

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